UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

TUSCAN HOLDINGS CORP. II
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.

	(3)	Filing Party:

	(4)	Date Filed:

TUSCAN HOLDINGS CORP. II
135 E. 57th Street, 17th Floor
New York, New York 10022

PROXY STATEMENT SUPPLEMENT

December 6, 2021

TO THE STOCKHOLDERS OF TUSCAN HOLDINGS CORP. II:

This corrective supplement to the definitive proxy statement of Tuscan Holdings Corp. II dated December 3, 2021 corrects certain disclosures contained in the proxy statement as follows:

Record Date

The definitive proxy statement erroneously indicated that the Company’s board of directors had fixed the close of business on November 23, 2021 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. The correct record date is November 30, 2021. All other information contained in the definitive proxy statement remains unchanged.